Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

The Company evaluated its financial statements for subsequent events through August 2, 2021, the date the financial statements were available to be reissued. The Company is not aware of any subsequent events which would require recognition or disclosure in the financial statements except as discussed below.

In June 2021, the Company closed a public offering of 9,200,000 shares of its Class A common stock at an offering price of $6.00 per share, including 1,200,000 shares issued pursuant to the underwriters’ option to purchase additional shares, resulting in aggregate net proceeds to the Company of $51.3 million, after deducting underwriting discounts and commissions of $3.2 million and net offering expenses of approximately $0.7 million. The Company used a portion of the proceeds to make payments in June 2021 of (i) $10.5 million to repay the Term A2 Loan, including related prepayment premiums and accrued interest, and (ii) $13.7 million to repay the balance of the Subordinated Note.

25.	SUBSEQUENT EVENTS

The Company evaluated its financial statements for subsequent events through March 30, 2021, the date the financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the financial statements except as discussed below.

In January and February 2021, the Company granted an aggregate of 3,589,248 and 2,349,489, respectively, of restricted and performance stock units to officers, directors, and employees of the Company. Based upon the terms of the award agreements, the restricted stock units will vest over a period of one to five years, subject to the grantee's continued service on each applicable vesting date and the achievement of the applicable performance criteria. The performance stock units will vest if shares of the Company's Class A common stock reach volume-weighted average closing sale prices of $12.50, $15.00, $17.50 or $20.00 for 20 out of 30 consecutive trading days, in each case, prior to the third anniversary of the grant date.

In February 2021, the Company amended the terms of the employment agreement with its CEO to replace the liability based award with a restricted stock award based on 3% of the Company's outstanding shares at the closing of the Merger Transaction.

On March 26, 2021, the Company entered into an equity purchase agreement (the "Agreement") to acquire Access Physicians Management Services Organization, LLC ("Access Physicians"). Pursuant to the Agreement, SOC Telemed acquired Access Physicians with a combination of 40% cash, 43% shares, and 17% contingent consideration to be paid in cash, shares or a combination of cash and shares, at the Company's election, for aggregate purchase consideration of approximately $234 million. The contingent consideration, if earned, would be payable upon the achievement of certain milestones agreed upon with Access Physicians. The terms of the Agreement contain customary representations, warranties, covenants, closing conditions, termination fee provisions and other terms relating to the transactions contemplated. In order to consummate the acquisition and support the combined business after the transaction, SOC Telemed entered into a term loan facility and a related-party subordinated financing with Warburg Pincus for $100.0 million and $13.5 million, respectively, with maturities of 2026 and 2026, respectively. Additionally, the pre-existing WP support letter was terminated in conjunction with this financing. Due to the timing of the acquisition, the initial accounting for the acquisition, including the valuation of the contingent consideration, is incomplete. As such, the Company is not able to disclose certain information relating to the acquisition including the aggregate fair value of the purchase consideration and the preliminary fair value of assets acquired and liabilities assumed.